LIQUIDITY AND MANAGEMENT'S PLAN (10-Q)	9 Months Ended	12 Months Ended
	Sep. 30, 2013	Dec. 31, 2012
CHAPTER 11 REORGANIZATION, LIQUIDITY AND MANAGEMENT'S PLAN [Abstract]
LIQUIDITY AND MANAGEMENT'S PLAN
NOTE 3. LIQUIDITY AND MANAGEMENT’S PLAN

We continue to experience losses and negative cash flows from operations which raises substantial doubt about our ability to continue as a going concern. We currently have insufficient funds to support our operations and service our debt in the near term and have inadequate financing arrangements in place at this time. Although we believe that we will be able to obtain the funds necessary to operate our business, there can be no assurances that our efforts will prove successful. We engaged Maxim Group LLC to assist us with fundsraising, filed a preliminary prospectus on Form S-1 dated September 30, 2013, applied to Nasdaq to list our stock on that exchange and we are pursuing an equity raise. The accompanying consolidated financial statements do not include any adjustments that might be necessary if we are unable to continue as a going concern.

In the ongoing effort to achieve profitability, significant emphasis will be placed on growing revenues. The growth of revenues is expected to include the following:

•	growth in existing markets for stabilized rice bran (SRB), rice bran oil (RBO) and defatted rice bran (DRB);
•	expanding our product offerings and improving existing products;
•	aligning with, or acquiring, strategic partners who can provide channels for additional sales of our products; and
•	implementing price increases.

We may also monetize certain assets which could result in additional impairment of asset values. Asset monetization may include some or all of the following:

•	sale of certain facilities;
•	sale of an interest in one or more subsidiaries; or
•	sale of surplus equipment.

NOTE 1. CHAPTER 11 REORGANIZATION, LIQUIDITY AND MANAGEMENT’S PLANS

Chapter 11 Reorganization

On November 10, 2009, RiceBran Technologies (the Parent Company, formerly known as NutraCea) filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code (Bankruptcy Code) in the United States Bankruptcy Court for the District of Arizona (the Bankruptcy Court), in the proceeding entitled In re: NutraCea, Case No. 2:09-bk-28817-CGC (the Chapter 11 Reorganization). None of the Parent Company’s subsidiaries, including its Brazilian rice bran oil operation, were included in the bankruptcy filing. The Parent Company continued to manage its assets and operate its business as “debtor-in-possession” under the jurisdiction of the Bankruptcy Court through the November 2010 plan effective date (see below). Under the Bankruptcy Code, certain claims against the Parent Company in existence prior to the filing of the bankruptcy petition were stayed during the pendency of the Chapter 11 Reorganization. Additional claims arose subsequent to the filing date from the Parent Company’s business operations, its secured borrowing from Wells Fargo Bank, N.A., its employment of professionals, its disposition of certain non-core assets (as described below) and its treatment of certain executory contracts.

On August 10, 2010, the Parent Company and the Official Unsecured Creditors Committee filed with the Bankruptcy Court an amended plan of reorganization (Amended Plan) in accordance with the Bankruptcy Code. The Amended Plan called for the payment in full of all allowed claims. Creditors voted overwhelmingly in favor of the Amended Plan and, on October 27, 2010, the Bankruptcy Court entered its order confirming the Amended Plan. The confirmation order became final on November 10, 2010, and the Amended Plan became effective on November 30, 2010.

The liabilities subject to compromise became the Parent Company’s payment obligations under the Amended Plan of approximately $7.0 million when the Amended Plan became effective. As of December 31, 2011, the portion of these obligations remaining unpaid was reflected as pre-petition liabilities in our consolidated balance sheets. Interest accrued on the allowed liabilities subject to compromise from November 2009 through November 2010, at an annual rate of 0.38%. Interest accrued on the unpaid prepetition liabilities at an annual rate of 8.25% beginning in December 2010.

In January 2012, we made our final $1.6 million distribution to the general unsecured creditors. Cumulatively, we made distributions totaling $7.0 million, representing 100% of the amount owed under the Amended Plan, plus accrued interest. The distributions were made with the proceeds from (i) the sale of interests in Nutra SA, LLC (Nutra SA) in 2011, (ii) proceeds from the issuance of convertible notes, debentures and related warrants in 2012 and 2011 (iii) receipts on notes receivable in 2012 and 2011 and (iv) proceeds from the sale of the idle Phoenix facility in 2010.

Liquidity and Management’s Plans

We continue to experience losses and negative cash flows from operations which raises substantial doubt about our ability to continue as a going concern. Although we believe that we will be able to obtain the funds to operate our business, there can be no assurances that our efforts will prove successful. The accompanying consolidated financial statements do not include any adjustments that might be necessary if we are unable to continue as a going concern.

We took steps in 2012 and 2011 to improve profitability and liquidity by reducing our U.S. based employee headcount at both the corporate and plant operations level. In the ongoing effort to improve profitability, significant emphasis will be placed on growing revenues. The growth of revenues is expected to include the following:

•	growth in existing markets for stabilized rice bran (SRB), rice bran oil (RBO) and defatted rice bran (DRB);
•	expanding our product offerings and improving existing products;
•	aligning with strategic partners who can provide channels for additional sales of our products; and
•	implementing price increases.

In 2012 and 2011, we issued shares of common stock and options to satisfy certain obligations in an effort to conserve cash. In 2012 and 2011, we also obtained funds from issuances of convertible debt and warrants. We intend to obtain the necessary cash to continue our operations through the monetization of certain assets, improved profitability and possibly through equity and/or debt financing transactions. Some of these monetizations could result in additional impairment of asset values. Asset monetization may include some or all of the following:

•	sale of certain facilities;
•	sale of a noncontrolling interest in one or more subsidiaries; or
•	sale of surplus equipment.